SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): November 12, 2002



                                HORIZON PCS, INC.

             (Exact name of registrant as specified in its charter)



     Delaware                        333-51240                   31-1707839
(State or other of            (Commission File Number)         (IRS Employer
jurisdiction of)                                             Identification No.)


 68 East Main Street
  Chillicothe, Ohio                                              45601-0480
(Address of principal                                            (Zip Code)
 executive offices)


       (Registrant's telephone number including area code) (740) 772-8200

Item 5.  Other Events and Regulatory FD Disclosure.

     On November 12, 2002, Horizon PCS, Inc. issued a press release regarding its financial results for the third quarter. Horizon PCS hereby incorporates by reference herein the information set forth in its Press Release dated November 12, 2002, a copy of which are annexed hereto as Exhibit 99.1.

     Any statement in the attached press release that is not a statement of historical fact may be deemed to be a forward-looking statement, which involves known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially and significantly different from any future results, performance or achievements expressed or implied by such forward-looking statements. For example, the Company's network expansion could be delayed. For further information on the risks inherent in the Company's business see "Risk Factors" in the Company's Form 10-K for the year ended December 31, 2001, and the Company's Form 10-Q filed on November 12, 2002.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial Statements.

              Not Applicable.

          (b) Pro Forma Financial Information.

              Not Applicable.

          (c) Exhibits.


Exhibit
Number            Description
------            -----------

99.1              Press Release

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                HORIZON PCS, INC.


Date:   November 12, 2002         By: /s/ Peter M. Holland
                                   ----------------------------------------
                                    Peter M. Holland
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------


Exhibit
Number           Description
------           -----------

99.1             Press Release

1562266